SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2003

Countrywide Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, California 91302
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 225-3000

N/A
(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events
EXHIBIT INDEX
Exhibit 1.4
Exhibit 4.26
Exhibit 4.27
Exhibit 4.28
Exhibit 4.29
Exhibit 8.2

Item 5.      Other Events.

     Exhibits are filed herewith in connection with the issuance on April 11, 2003 by Countrywide Capital IV, a Delaware statutory trust, of 20,000,000 of its 6.75% Trust Preferred Securities (liquidation preference $25 per Trust Preferred Security) and by Countrywide Financial Corporation and Countrywide Home Loans, Inc. of guarantees related thereto pursuant to the Registration Statement on Form S-3 (File Nos. 333-103623, 333-103623-01, 333-103623-03 and 333-103623-03).

Exhibits

Exhibit

1.4	Underwriting Agreement, dated April 4, 2003, regarding the 6.75% Trust Preferred Securities to be issued by Countrywide Capital IV.

4.26	Indenture, dated as of April 11, 2003, by and among Countrywide Financial Corporation, Countrywide Home Loans, Inc. and The Bank of New York, as Trustee.

4.27	First Supplemental Indenture, dated as of April 11, 2003, by and among Countrywide Financial Corporation, Countrywide Home Loans, Inc. and The Bank of New York, as Trustee, providing for the 6.75% Junior Subordinated Deferrable Interest Debentures Due April 1, 2033 of Countrywide Financial Corporation and the related guarantee by Countrywide Home Loans, Inc.

4.28	Amended and Restated Declaration of Trust of Countrywide Capital IV, dated as of April 11, 2003, by and among Sandor E. Samuels, Thomas K. McLaughlin and Jennifer Sandefur, as Regular Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Institutional Trustee, Countrywide Financial Corporation, as Sponsor and Debenture Issuer, and Countrywide Home Loans, Inc., as Debenture Guarantor.

4.29	Preferred Securities Guarantee Agreement, dated as of April 11, 2003, by and among Countrywide Financial Corporation, as Guarantor, Countrywide Home Loans, Inc., as Guarantor, and The Bank of New York, as Preferred Guarantee Trustee.

4.30	Form of 6.75% Trust Preferred Security (liquidation amount $25 per Trust Preferred Security) of Countrywide Capital IV (included in Exhibit 4.28).

4.31	Form of 6.75% Junior Subordinated Deferrable Interest Debenture Due April 1, 2033 of Countrywide Financial Corporation and the related guarantee by Countrywide Home Loans, Inc. (included in Exhibit 4.27).

8.2	Opinion of Munger, Tolles & Olson LLP as to certain tax matters.

23.5	Consent of Munger, Tolles & Olson LLP (included in Exhibit 8.2).

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Date: April 11, 2003	By:	/s/ Stanford L. Kurland

Name: Stanford L. Kurland
Title: Executive Managing Director and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.

1.4	Underwriting Agreement, dated April 4, 2003, regarding the 6.75% Trust Preferred Securities to be issued by Countrywide Capital IV.

4.26	Indenture, dated as of April 11, 2003, by and among Countrywide Financial Corporation, Countrywide Home Loans, Inc. and The Bank of New York, as Trustee.

4.27	First Supplemental Indenture, dated as of April 11, 2003, by and among Countrywide Financial Corporation, Countrywide Home Loans, Inc. and The Bank of New York, as Trustee, providing for the 6.75% Junior Subordinated Deferrable Interest Debentures Due April 1, 2033 of Countrywide Financial Corporation and the related guarantee by Countrywide Home Loans, Inc.

4.28	Amended and Restated Declaration of Trust of Countrywide Capital IV, dated as of April 11, 2003, by and among Sandor E. Samuels, Thomas K. McLaughlin and Jennifer Sandefur, as Regular Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Institutional Trustee, Countrywide Financial Corporation, as Sponsor and Debenture Issuer, and Countrywide Home Loans, Inc., as Debenture Guarantor.

4.29	Preferred Securities Guarantee Agreement, dated as of April 11, 2003, by and among Countrywide Financial Corporation, as Guarantor, Countrywide 1 Home Loans, Inc., as Guarantor, and The Bank of New York, as Preferred Guarantee Trustee.

4.30	Form of 6.75% Trust Preferred Security (liquidation amount $25 per Trust Preferred Security) of Countrywide Capital IV (included in Exhibit 4.28).

4.31	Form of 6.75% Junior Subordinated Deferrable Interest Debenture Due April 1, 2033 of Countrywide Financial Corporation and the related guarantee by Countrywide Home Loans, Inc. (included in Exhibit 4.27).

8.2	Opinion of Munger, Tolles & Olson LLP as to certain tax matters.

23.5	Consent of Munger, Tolles & Olson LLP (included in Exhibit 8.2).